                                                                    EXHIBIT 10.5

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933



                                 DIADEXUS, INC.


              WARRANT FOR THE PURCHASE OF SHARES OF PREFERRED STOCK


                                  JUNE 1, 2000



                                                                  129,032 Shares


FOR VALUE RECEIVED, DIADEXUS, INC. a Delaware corporation ("the Company"), hereby certifies that PRUDENTIAL SECURITIES INCORPORATED, or permitted assigns thereof, is entitled to purchase from the Company, at any time or from time to time prior to 5:00 p.m., New York City time, on that date which is five (5) years from the date hereof, 129,032 fully paid and nonassessable shares of the Series C Preferred Stock, par value $.01 per share ("Series C Preferred Stock"), of the Company upon payment of the purchase price of $7.75 per share; each subject to adjustment pursuant to the terms hereof. The voting powers, preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock are set forth in the Certificate of Incorporation of the Company and a Certificate of Amendment thereof which were filed with the Secretary of State of the State of Delaware on April 3, 2000, and April 6, 2000, respectively, and copies of which have been delivered to the Holder.

Hereinafter, (i) the preferred stock referred to above, together with any other equity securities which may be issued by the Company in exchange for, upon conversion of or otherwise with respect thereto or in substitution therefor, is referred to as the

"Preferred Stock," (ii) the shares of the Preferred Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrants" and
(vi) the holder of this Warrant is referred to as the "Holder" and the holders of this Warrant and all other Warrants are referred to as the "Holders."

The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.      Exercise of Warrant.

        (a) This Warrant may be exercised, in whole at any time or in part from time to time, prior to its expiration as set forth above by the Holder by sending written notice (an "Exercise Notice") to the Company. The Holder shall be obligated to surrender of this Warrant to the Company (with the subscription form at the end hereof duly executed) on or prior to the third business day following the date that the Exercise Notice was duly sent at the address set forth in Subsection 11 hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by cashier's check or by wire transfer of funds. An Exercise Notice shall be deemed to be duly sent: (a) if sent by overnight courier, the date when delivered by the Holder to Federal Express or other reliable courier or if by hand, on the date delivered, or (b) if sent by telecopy, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telecopy was sent indicating that the telecopy was sent in its entirety to the recipient's telecopy number. Upon any exercise of this Warrant following the earlier of (a) a public offering of the common stock of the Company (the "Common Stock"), (b) the consolidation or merger of the Company into any other entity following which the Company shall not be the continuing or surviving corporation of such consolidation or merger, (c) the consolidation or merger of any other entity into the Company following which the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Preferred Stock shall be changed into or exchanged for stock or other securities of any other entity, (d) the transfer of all or substantially all of the properties or assets of the Company to any other entity, or (e) the sale (other than in an original issuance transaction) of more than 25% of the outstanding capital stock of the Company to any other person, the Holder may in the Exercise Notice, at its option, instruct the Company, its successor or any entity into which the Preferred Stock shall be convertible, to apply to the payment required by this Section 1 such number of the shares of Preferred Stock otherwise issuable to such Holder upon such exercise as shall be specified in such Exercise Notice, in which case an amount equal to the excess of the Market Price of such specified number of shares on the date of the exercise over the portion of the payment required by this Section 1 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number. For the purpose of this warrant agreement, the "Market Price" of a share of Preferred Stock or other securities shall mean the closing price of a share of Preferred Stock or other security on the date that the Exercise Notice is duly sent (or if such day is not a trading day, on the first trading day thereafter) on the principal national securities exchange on which the shares of Preferred Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices on such trading day in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Preferred Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the Holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the Holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules;

                provided, further, that if the Common Stock is publicly traded, the Market Price of the Preferred Stock shall be equal to the Market Price of the Common Stock multiplied by the number of shares of Common Stock or other securities issuable upon conversion of a share of Preferred Stock; and, provided, further, that in the event of a transaction of the type described in clause, (b), (c), (d) or (e) above, the Market Price of the Preferred Stock shall be equal to the value of the consideration received or to be received by the holders thereof in such transaction.

                If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Preferred Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Preferred Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Preferred Stock to which the Holder shall be entitled, pay to the Holder, cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

                Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this Section 1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Preferred Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

        (b) The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder all rights (including, without limitation, any rights to registration of the shares of underlying Common Stock) to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

2.      Reservation of Warrant Shares.

        The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, Warrant Shares, Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive or similar contractual rights, (b) if the Series C Preferred Stock, Common Stock or other securities receivable upon exercise of this Warrant is authorized for quotation on the Nasdaq National Market ("NASDAQ") (or authorized for listing on a national securities exchange), keep the Warrant Shares, Common Stock or other securities authorized for quotation on the NASDAQ (or authorized for listing on the national securities exchange upon which the Common Stock is then listed) upon notice of issuance, and (c) take or refrain from taking, as applicable, such actions as are required to protect and preserve in good faith the value of this Warrant to the Holder.

3.      Protection Against Dilution.

        (a) In case the Company shall hereafter (i) declare a dividend or make a distribution on its capital stock in shares of Preferred Stock, (ii) subdivide its outstanding shares of Preferred Stock into a greater number of shares, (iii) combine its outstanding shares of Preferred Stock into a smaller number of shares or
                (iv) issue by reclassification of its Preferred Stock any shares of capital stock of the Company, the Per Share Warrant Price and the number and kind of shares of Preferred Stock receivable upon exercise of this Warrant in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Warrant upon the exercise hereof shall be entitled to receive the number and kind of shares of Preferred Stock or other capital stock of the Company which the Holder would have received had it exercised such Warrant immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(a), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Preferred Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Preferred Stock and other capital stock.

        (b) If all of the Preferred Stock is redeemed or converted solely into shares of Common Stock, then this Warrant shall automatically become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the shares of Preferred Stock received thereupon had been simultaneously converted into shares of Common Stock immediately prior to such event, and the Per Share Warrant Price shall be automatically adjusted to equal the number obtained by dividing (i) the Aggregate Warrant Price by (ii) the number shares of Common Stock for which this Warrant is exercisable immediately after such redemption or conversion; provided that the number of shares and exercise price shall remain subject to further adjustment as may from time to time thereafter become applicable as provided in this Section 3.

        (c) In the event that the Company shall any time prior to the full exercise of this Warrant declare a dividend or otherwise distribute to holders of Preferred Stock any assets, property, rights, evidences of indebtedness, securities, whether issued by the Company or by another, or any other thing of value, the Holder shall thereafter be entitled, in addition to the Warrant Shares or other securities and property receivable upon the exercise of this Warrant, to receive, upon the exercise of this Warrant, the same property, assets, rights, evidence of indebtedness, securities or other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrant had been exercised immediately prior to such dividend or distribution.

        (d) In case the Company after the date hereof (a) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Preferred Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other entity, or (d) shall effect a capital reorganization or reclassification of the Preferred Stock or other securities of the Company ((a) - (d) being collectively referred to as "Transactions"), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have received or have been entitled to receive immediately after such Transaction had this Warrant been converted immediately prior to the effective date of such Transaction and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this
                Section 3 shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive Transactions. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such Transaction and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event.

                Notwithstanding the foregoing, if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such Transaction, the Holder shall be entitled to receive the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder if the Holder had exercised this Warrant immediately prior to such Transaction.

        (e) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the then existing Per Share Warrant Price; provided, however, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Preferred Stock issuable upon exercise hereof. All calculations under this
                Section 3 shall be made to the nearest cent or to the nearest share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

        (f) No adjustments shall be made under this Section 3 if the event requiring an adjustment results in an adjustment of the Conversion Price of the Preferred Stock under the Company's Certificate of Incorporation, as amended.

        (g)     In case any event shall occur as to which the provisions of this
                Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

        (h) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly provide a certificate of the chief financial officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

        (i) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Preferred Stock, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.      Fully Paid Stock; Taxes.

        The Company will take all such actions as may be necessary to assure that the shares of the Preferred Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Preferred Stock is at all times equal to or less than the then Per Share Warrant Price.

        The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.      Registration Rights.

        The Holder or the Holders of the Warrant shall have the registration rights set forth in Section 1 of the Investors' Rights Agreement ("Investors' Rights Agreement") among the Company and the purchasers of Series C Preferred Stock with respect to the Common Stock underlying the Warrant Shares, as if such Holder(s) was an Investor (as defined in the Investors' Rights Agreement).

6.      Ancillary Agreements.

        Upon any issuance of shares of Preferred Stock upon exercise of this Warrant, the Holder will become a party to, will be bound by and will have the rights set forth under (without the need for any written assumption by the Holder of) that certain Investors' Rights Agreement and that certain Voting Agreement dated as of April 6, 2000 in all respects as an "Investor" thereunder.

7.      Securities Unregistered; Legend.

        This Warrant is issued in reliance upon the Holder's representations to the Company, which by the acceptance of this Warrant the Holder hereby confirms, that (i) the Holder is an "accredited investor" as defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the Warrant and the Warrant Shares to be acquired by the Holder will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Warrant has not been, and upon their issuance the Warrant Shares will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Holder's investment intent and the accuracy of the Holder's representations as expressed herein. The Warrant is, and upon issuance the Warrant Shares will be, "restricted securities" under applicable U.S. federal and state securities laws and pursuant to these laws, the Holder must hold such securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. If an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Holder's control, and, except as otherwise provided in this Warrant or the Investor Rights Agreement which the Company is under no obligation and may not be able to satisfy. The Warrant Shares, upon issuance, will bear the following legend, in addition to any applicable legends required by state blue sky laws and any legends required by the Investors' Rights Agreement or Voting Agreement:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND

        HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

8.      Loss, etc., of Warrant.

        Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9.      Warrant Holder Not Stockholder.

        Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

10.     Amendment.

        These Warrants may be amended only by written mutual agreement of the Company and the Holders of a majority of the then outstanding Warrants.

11.     Communication.

        No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed as set forth below.

        If to the Company:    diaDexus, Inc.
                              3303 Octavius Drive
                              Santa Clara, CA  95054
                              Attn:Corporate Secretary

        or such other address as the Company has designated in writing to the Holder.

        If to the Holder:     Prudential Securities Incorporated
                              1751 Lake Cook Road
                              Deerfield, Illinois  60015
                              Attention:  D. Theodore Berghorst
                              Managing Director and Group Head

        or such other address as the Holder has designated in writing to the Company.

12.     Headings.

        The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

13.     Applicable Law.

        This Warrant shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of laws thereof.

14.     Assignment.

        The Holder may assign or transfer this Warrant in whole or in part by completing and delivering to the Company the applicable document of assignment, duly executed, in the form attached hereto. Upon any such assignment or transfer, the term "Holder" shall be deemed to include any such assignee or transferee of the original Holder.

15.     Severability.

        If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provisions were so excluded and the balance shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, diaDexus, Inc. has caused this Warrant to be signed by its Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its Secretary this 11th day of October 2000.



                                           /s/ Patrick Plewman
                                           ------------------------------------
                                           Name: Patrick Plewman
                                           Title: President and CEO

ATTEST:

/s/ Sharon Tetlow
----------------------------------
Sharon Tetlow, Assistant Secretary

[Corporate Seal]

                                  SUBSCRIPTION



The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase __________ shares of the Series C Preferred Stock of diaDexus, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant by [delivering a cashier's check/wire transfer in the amount of $___________][applying ___________ shares to such purchase].


Dated:                                 Signature:
       ----------------------                     ------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                   ASSIGNMENT



FOR VALUE RECEIVED diaDexus, Inc. hereby sells, assigns and transfers unto _______________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ___________________, attorney, to transfer said Warrant on the books of diaDexus, Inc.


Dated:                                 Signature:
       ----------------------                     ------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------

                               PARTIAL ASSIGNMENT



FOR VALUE RECEIVED _______________ hereby assigns and transfers unto _______________ the right to purchase _________ shares of the Series C Preferred Stock of diaDexus, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer that part of said Warrant on the books of diaDexus, Inc.


Dated:                                 Signature:
       ----------------------                     ------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------